Exhibit 10.31

                          FullNet Communications, Inc.

           Placement of $2,000,000 of 11% Convertible Promissory Notes
                              and attached warrants

                           PLACEMENT AGENCY AGREEMENT
                           --------------------------



National Securities Corporation
1001 Fourth Avenue, Suite 2200
Seattle, Washington 98154

Gentlemen:

         FullNet Communications, Inc. (the "Company") proposes to offer for sale (the "Offering") in a private offering pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Act"), and Section 506 of Regulation D promulgated thereunder, an aggregate of up to $2,000,000 of 11% Convertible Promissory Notes, which may be increased at the Placement Agent's discretion to $2,500,000 (the "Notes"), convertible at the election of the holders at $1.00 per share (the "Conversion Price") and convertible at the election of the Company, in certain circumstances at the Conversion Price into common stock of the Company of $.00001 par value per share (the "Common Stock") when the closing price of the Company's common stock has been at or above $3.00 per share for three (3) consecutive trading days. Additionally, the Notes are accompanied by warrants (together with the Notes, the "Securities") to purchase a number of shares of Company common stock equal to the number obtained by dividing 25% of the face amount of the Notes purchased by $1.00. Said warrants are exercisable at any time beginning on the date of grant and ending on the date five years therefrom at a price of $0.01 per share. The Securities will be sold at a minimum face value of $25,000 per note, which may be reduced at the discretion of the Company. The Offering is being made on a "best efforts" basis. There will be a minimum offering of $700,000. Hence, subscriptions for the Offering that are received and accepted by the Company on or before the Initial Expiration Date, as defined herein, will be sold. This Placement Agency Agreement (the "Agreement") shall confirm our agreement concerning National Securities
Corporation acting as exclusive placement agent (the "Placement Agent") in connection with the sale of the Securities.

         The Company shall prepare and deliver to the Placement Agent copies of the Private Placement Memorandum (the "Memorandum"), relating to, among other things, the Company, the Securities and the terms of the sale of the Securities. The Memorandum, including all exhibits and appendices thereto and documents delivered TO THE PLACEMENT AGENT therewith, and any amendments and supplements thereto are referred to herein as the "Memorandum" and shall include any supplements or amendments in accordance with this Agreement. The Memorandum shall, in all respects comply with the information disclosure requirement of Rule 501 of Regulation D.

         1.       Appointment of Placement Agent.
                  ------------------------------

                  On the basis of the representations and warranties contained herein, and subject to the terms and conditions set forth herein, the Company hereby appoints you as Placement Agent and grants to you the exclusive right to offer, as its agent, the Securities pursuant to the terms of this Agreement. On the basis of such representations and warranties, and subject to such conditions, you hereby accept such appointment and agree to use your reasonable best efforts to secure subscriptions to purchase up to a minimum of $700,000 and a maximum of $2,000,000 in aggregate value of Securities, which may be increased to $2,500,000 at Placement Agent's discretion.

         2.       Terms of the Offering.
                  ---------------------

                  (a) The Offering shall consist of up to $2,000,000 of 11% Convertible Promissory Notes of the Company in minimum amounts of $25,000, unless lesser amounts are accepted by the Company. The Securities shall be for a three-year term with limited prepayment provisions. The Securities may be converted at anytime at the election of the holders into common stock at $1.00 per share and convertible at the election of the Company, in certain circumstances, into shares of common stock at the Conversion Price when the closing price of the Company's common stock has been at or above $3.00 per share for three (3) consecutive trading days. Under the terms of the Securities, the Company is required to register the common stock underlying both the Notes and the attached warrants by filing a registration statement with the Securities and Exchange Commission within forty-five (45) days following the Final Expiration Date (as defined below) of the Offering. The Securities will pay interest of 11% per annum, payable quarterly, provided however, that if a registration statement for the common stock underlying the Notes and warrants has not been filed on or before February 28, 2001, the interest rate on the Securities shall adjust to twelve and one-half per cent (12.5%) until such time as a registration statement is filed and actual registration occurs. The Offering is being made on a "best efforts" basis. The minimum offering will be for $700,000 but the maximum offering will not exceed $2,000,000 unless increased to $2,500,000 at the Placement Agent's discretion.

                  (b) The Offering shall commence on or about September 29, 2000, and, will expire at 5:00 p.m., New York time, on November 30, 2000 (the "Initial Expiration Date"). Assuming subscriptions for Securities constituting at least $700,000 are not received and accepted by the Company on or before the Initial Expiration Date, the Company and the Placement Agent may, by mutual agreement, extend the offering period for up to one additional 30 day period from the Initial Expiration Date to December 31, 2000 ("Final Expiration Date") to effect sales of Securities in excess of the amount sold on or before the Initial Expiration Date. Additionally, if at least the Minimum is sold on or before the Initial Expiration Date, the Placement Agent may extend the Offering to the Final Expiration Date to sell up to $2,500,000 at its discretion.

                  (c) The amount of Securities sold in this Private Placement does not include $1,005,000 in existing interim loans with detached warrants convertible into shares of Company common stock or up to a maximum of an additional $400,000 in interim loans with detached warrants that may be received by the Company concurrent with the time frame of this Offering. National is requiring that all existing interim loans, as well as any interim loans received by the Company concurrent with the time frame of this Offering, be exchanged for Securities containing terms identical to the Securities offered hereby. Warrants to purchase an aggregate 410,000 shares of common stock of the Company at $0.01 per share will be issued to the interim loan holders as consideration for converting the interim loans to Securities. A warrant for an additional 251,250 shares will be issued to the interim loan holders in connection with this Offering.

                  (d) Each prospective investor ("Prospective Investor") who desires to purchase Securities shall deliver to the Placement Agent (i) one completed copy of a subscription agreement (the "Subscription Agreement"), including the Investor Questionnaire, in the form annexed to the Memorandum and
(ii) a check or a deposit by wire transfer funds in the amount necessary to purchase the amount of Securities such Prospective Investor desires to purchase. The Placement Agent shall have reasonable grounds to believe that such Prospective Investors are "accredited investors" (as defined in this Agreement) but shall not have any obligation to independently verify the accuracy or completeness of any information contained in any Subscription Agreement or the authenticity, sufficiency, or validity of any check delivered by any Prospective Investor in payment for the Securities.

                  (e) The Placement Agent shall establish a segregated escrow account (the "Escrow Account") for the benefit of the Prospective Investors. The Placement Agent or any other persons selected by it to assist it in the Offering (each such broker/dealer being hereinafter referred to as a "Selling Agent") and so authorized by the Placement Agent shall deliver each check or wire order received from a Prospective Investor for deposit in the Escrow Account in accordance with applicable rules of the National Association of Securities Dealers, Inc. ("NASD") and shall deliver the executed copy of the Subscription Agreement and Investor Questionnaire received from such Prospective Investor to the Company. The Company shall notify the Placement Agent promptly of the acceptance or rejection of any subscription.

                  (f) The Placement Agent may engage Selling Agents to assist it in the Offering and it may allow such Selling Agents such part of the compensation and payment of expenses payable to the Placement Agent under
Section 5 hereof as it shall determine. Any such Selling Agent shall be a member firm in good standing as a broker-dealer under the rules of the NASD. Each Selling Agent shall be required to agree in writing to comply with the
provisions  of  this  Section  2.  The  Company   hereby  agrees  to  make  such
representations and warranties to, and covenants and agreements with, any Selling Agent (including an agreement to indemnify such Selling Agent on terms substantially similar to Section 11 hereof) as provided herein.

         3.       Initial Closing/Interim Closings/Final Closing.
                  ----------------------------------------------

                  (a) Subject to the conditions set forth in Section 7 hereof, if subscriptions for the Offering have been received in escrow prior to the Initial Expiration Date and are accepted by the Company, a closing under this Agreement (the "Initial Closing") shall be held at the offices of the Placement Agent, or such other place as the parties may agree, as soon as practicable (but not later than five (5) business days) following the date upon which the Placement Agent and the Company confirm in writing to each other that subscriptions for the Offering have been accepted or at such other place, time, or date as the Company and the Placement Agent shall agree upon. The date upon which the Initial Closing is held shall hereinafter be referred to as the "Initial Closing Date."

                  (b) At any time following the Initial Closing and prior to the Final Expiration Date, if applicable, subscriptions for the sale of additional Securities are received in escrow and accepted by the Company, one or more periodic closings (each an "Interim Closing") shall take place in the manner herein set forth with respect to the Initial Closing. In the event that an Interim Closing has not taken place for any subscription received and accepted on or prior to the Final Expiration Date, a final closing ("Final Closing") shall be held on such date for the Securities which are the subject of such subscriptions. References herein to a "Closing" shall mean the Initial Closing, any Interim Closing or the Final Closing, as the context requires, and the date thereof shall be referred to as a "Closing Date."

         4.       Representations and Warranties of the Placement Agent.
                  -----------------------------------------------------

                  The Placement Agent represents and warrants to the Company as follows:

                  (a) The Placement Agent is duly incorporated and validly existing and in good standing under the laws of its state of incorporation.

                  (b) The Placement Agent is, and at the time of each Closing will be, a member in good standing of the NASD.

                  (c) Sales of the Securities by the Placement Agent will only be made in such jurisdictions in which the Placement Agent or a Selling Group Member is a registered broker-dealer or where an applicable exemption from such registration exists.

                  (d) Offers and sales of Securities by the Placement Agent will be made only in accordance with this Placement Agreement and in compliance with the provisions of Rule 501 of Regulation D (it being understood and agreed that the Placement Agent shall be entitled to rely upon the information and statements provided by the Prospective Investor in the Subscription Agreement and Investor Questionnaires), and the Placement Agent will furnish to each investor a copy of the Memorandum prior to accepting any subscription for the Securities.

         5.       Compensation.
                  ------------

                  (a) If subscriptions for the Offering are received in escrow on or prior to the Initial Expiration Date and are accepted by the Company, the Placement Agent shall be entitled, on each Closing Date, as compensation for its services as set forth in this Agreement, to selling commissions equal to 9% of the gross proceeds received by the Company from the sale of the Securities effected at each Closing. Such amounts and any other sums due the Placement Agent may be deducted by it out of the funds received from the sale of the Securities on each Closing Date.

                  (b) Additionally, the Placement Agent, or its designee(s), shall also be granted, on the Initial Closing Date, warrants ("Placement Agent Warrants") to purchase 70,000 shares of Common Stock (the "Warrant Shares") at an exercise price of $1.00 per share (the "Exercise Price"). The Placement Agent Warrants shall be exercisable for a period of five (5) years. The Placement Agent Warrants shall be evidenced by and subject to the terms and conditions of the form of Warrant Agreement ("Placement Agent Warrant Agreement") attached hereto as Exhibit 1.

         6.       Representations and Warranties of the Company.
                  ---------------------------------------------

                  The Company represents and warrants to, and agrees with, the Placement Agent that:

                  (a) Assuming the accuracy of the representations and warranties of the Prospective Investors set forth in the Subscription Agreement and Investor Questionnaire and the representations and warranties of the Placement Agent set forth herein, the Memorandum (i) contain, and at all times during the period from the date hereof to and including each Closing Date, will contain all information required to be contained therein, if any, pursuant to Rules 502 and 501of Regulation D and all applicable federal and/or state securities and "blue sky" laws, and (ii) do not, and during such period will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances made therein not misleading. Each material contract, agreement, instrument, lease, license, or other document required to be described in the Memorandum shall be, and have been, accurately described therein.

                  (b) No Memorandum or information (it being understood that neither the Company nor any of its officers or directors or employees shall provide any information to any Prospective Investor which is not contained in the Memorandum) provided by the Company to Prospective Investors pursuant to
Section 7(f) hereof shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading at the time they were made.

                  (c) The Company has not, directly or indirectly, solicited any offer to buy or offered to sell any Common Stock or any other securities of the Company during the twelve-month period ending on the date hereof except as described in the Memorandum under "The Company", and has no present intention to solicit any offer to buy or to offer to sell any Securities, any Common Stock or any other securities of the Company other than pursuant to this Agreement or as described in the Memorandum.

                  (d) The Company is, and at all times during the period from the date hereof to and including each Closing Date will be, a corporation duly organized, validly existing, and of active status under the laws of the State of Oklahoma, with full corporate power and authority, and has obtained all necessary consents, authorizations, approvals, orders, licenses, certificates, and permits and declarations of and from, and has made filings with, all federal, state and local authorities, to own, lease, license, and use its properties and assets and to conduct its business as presently conducted as described in the Memorandum and/or in any such case where the failure to have any of the foregoing would not have a material adverse effect on the Company's presently conducted business. As of the date hereof, the Company is, and at all times during the period from the date hereof to and including each Closing Date, duly qualified to do business and is in good standing in every jurisdiction in which its ownership, leasing, licensing, or use of property and assets or the conduct of its business makes such qualification necessary except where the failure to be so qualified would not have a material adverse effect on the Company's business.

                  (e) The Company has as of the date hereof, and shall have at each Closing (except as affected by the transactions contemplated hereby), an authorized capitalization consisting of: 10,000,000 shares of Common Stock, of which 3,201,677 are issued and outstanding at June 30, 2000. The Common Stock shall conform to all statements relating thereto as contained in the Memorandum. No other shares of Common Stock are issued and outstanding. Each issued and outstanding share of Common Stock is duly authorized, validly issued, fully paid, and non-assessable, without any personal liability attaching to the ownership thereof solely by being such a holder, and has not been issued and is not owned or held in violation of any preemptive rights of stockholders. The Common Stock, when issued and delivered to the Prospective Investor pursuant to the conversion terms of Securities and this Agreement, shall be duly authorized, validly issued, fully paid and nonassessable, without any personal liability attaching to the ownership thereof solely by being such holder and shall not have been issued in violation of any preemptive rights of stockholders. The issuance of the shares of Common Stock issuable upon exercising the conversion of Warrant Shares have been duly authorized by the Company and, upon issuance thereof in accordance with the terms of the Warrants, respectively, the Warrant Shares will be validly issued, fully paid and non-assessable, without any personal liability attaching to the ownership thereof solely by being a holder thereof, nor will the Warrant Shares will be issued or held in violation of any preemptive rights of any stockholders. The Company has reserved, and will continue to reserve out of its authorized and issued Common Stock such number of shares as will be sufficient to satisfy the conversion or exercise, as the case may be, of the Notes and Warrants. There is no commitment, plan or arrangement to issue, and no outstanding options, warrants or other rights calling for the issuance of any shares of capital stock of the Company or any security or other instrument which by its terms is convertible into, exercisable for or exchangeable for capital stock of the Company other than (a) shares of Common Stock reserved for issuance upon exercise of options granted to employees of the Company totaling 877,900, (b) the Common Stock reserved for conversion of the Securities described herein at a per share price of $1.00 per share, (c) the Placement Agent Warrants contemplated herein, (d) and as otherwise disclosed in the Company's filings with the Securities and Exchange Commission. There is outstanding no security or other instrument which, by its terms, is convertible or exchangeable for any class of capital stock of the Company except as described in the Memorandum or in a schedule thereto.

                  (f) The audited financial statements for the fiscal years ended December 31, 1998 and 1999; and the unaudited financial statements for the three month period ended June 30, 2000 (the "Financial Statements") of the Company included in the Memorandum fairly present in accordance with generally accepted accounting principles the financial position, the results of operations, and the other information with respect to the Company purported to be shown therein at the respective dates and for the respective periods to which they apply. The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, are correct and complete, and are in accordance with the books and records of the Company. There has at no time been a material adverse change in the financial condition, results of operations, business, properties, assets, liabilities, or future prospects of the Company from the latest information set forth in the Memorandum, except as may be properly described in the Memorandum as having occurred or as may occur.

                  (g) As of the date hereof there is no, and as of each Closing Date there shall not be any, litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending or to the Company's knowledge threatened, with respect to the Company, or its respective operations, businesses, properties, or assets, except as properly described in the Memorandum or such as individually or in the aggregate do not now have and will not in the future have a material adverse effect upon the operations, business, properties, or assets of the Company. The Company is not, to its knowledge, nor as of each Closing Date shall be in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree, except as properly described in the Memorandum or such as individually or in the aggregate do not have and will not in the future have a material adverse effect upon the operations, business, properties, or assets of the Company; nor is the Company required to take any action in order to avoid any such violation or default.

                  (h) As of the date hereof, the Company has, and at all times during the period from the date hereof to and including the Final Closing Date, shall have, good and marketable title in fee simple absolute to all real properties and good title to all other properties and assets which the Memorandum indicate are owned by it, free and clear of all liens other than liens for taxes not yet due and payable, charges, pledges, mortgages, security interests, and encumbrances, except as may be properly described in the Memorandum or such as in the aggregate do not now have and will not in the future have a material adverse effect (individually or in aggregate) upon the financial condition, results of operations, business, properties, or assets of the Company.

                  (i) As of the date hereof, the Company is not, and at all times during the period from the date hereof to and including the Final Closing Date, shall not be, in violation or breach of, or in default with respect to complying with any material provision of any material contract, agreement, instrument, lease, license, arrangement, other than any such violation or breach which would not have, individually or in the aggregate, a material adverse effect on the Company's business, and each such contract, agreement, instrument, lease, license, arrangement, and understanding is in full force and effect and is the legal, valid, and binding obligation of the parties thereto enforceable as to them in accordance with its terms. The Company enjoys peaceful and undisturbed possession under all leases and licenses under which it is operating as of the date hereof. As of the date hereof and except as described in the Memorandum, the Company is not a party to or bound by any contract, agreement, instrument, lease, license, arrangement, or understanding, or subject to any charter or other restriction, which has had or, to its best knowledge, may in the future have a material adverse effect on the financial condition, results of operations, business, properties, assets, liabilities, or future prospects of the Company. The Company is not in violation or breach of, or in default with respect to, any term of its Articles of Incorporation or By-Laws.

                  (j) There is no right under any patent, patent application, trademark, trademark application, trade name, service mark, copyright, franchise, or other intangible property or asset (all of the foregoing being herein called "Intangibles") necessary to the business of the Company as presently conducted, except as disclosed in the Memorandum. To the knowledge of the Company, there is no Intangible of others which has had or may in the future have a materially adverse effect on the financial condition, results of operations, business, properties, assets, liabilities, or future prospects of the Company.

                  (k) The Company has not infringed, is not infringing, and has not received notice of infringement with respect to asserted Intangibles of others. None of any patents, patent applications, trademarks, service marks, trade names and copyrights, licenses, proprietary (to the Company) and computer software owned by the Company as described in the Memorandum and rights to the foregoing presently owned or held by the Company, materially infringe upon any like right of any other person or entity. The Company (i) owns or has the right to use, free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions of any kind whatsoever, sufficient patents, trademarks, service marks, trade names, copyrights, licenses and rights with respect to the foregoing, to conduct its business as presently conducted except as set forth in the Memorandum, and (ii) except as set forth in the Memorandum, is not obligated or under any liability whatsoever to make any payments by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, trademark, service mark, trade name, copyright, know-how, technology or other intangible asset, with respect to the use thereof or in connection with the conduct of its business as now conducted or otherwise. The Company has direct ownership of title to all its intellectual property (including, if applicable, all United States and foreign patent applications and patents), other proprietary rights, confidential information and know-how; owns all the rights to its Intangibles as are currently used in or have potential for use in its business.

                  (l) The Company has all requisite corporate power and authority to execute, deliver, and perform this Agreement and to consummate the transactions contemplated hereby. All necessary corporate proceedings of the Company have been duly taken to authorize the execution, delivery, and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby. This Agreement and the Warrant Agreement have been duly authorized, executed, and delivered by the Company, are legal, valid, and binding obligations of the Company, and are enforceable as to the Company in accordance with their terms. Assuming the accuracy of the representations and warranties of the Prospective Investors set forth in the Subscription Agreements and Investor Questionnaires and the representations and warranties of the Placement Agent set forth herein, no consent, authorization, approval, order, license, certificate, or permit of or from, or registration, qualification, declaration, or filing with, any federal, state, local, foreign, or other governmental authority or any court or other tribunal is required by the Company for the execution, delivery, or performance by the Company of this Agreement, the consummation of the transactions contemplated hereby and thereby, except the filing of a Notice of Sales of Securities on Form D pursuant to Regulation D, and such consents, authorizations, approvals, registrations, and qualifications as may be required under all applicable federal and/or securities or "blue sky" laws in connection with the issuance, sale, and delivery of the Common Shares pursuant to this Agreement. No consent of any party to any material contract, agreement, instrument, lease, license, arrangement, or understanding to which the Company is a party, or to which any of its properties or assets are subject, is required for the execution, delivery, or performance of this Agreement, and the consummation of the transactions contemplated hereby and thereby, and such execution, delivery and performance will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, arrangement, or understanding, violate or result in a breach of any term of the certificate of incorporation or by-laws of the Company, or assuming the accuracy of the representations and warranties of the Prospective Investors set forth in the Subscription Agreements and Investor Questionnaires and the representations and warranties of the Placement Agent set forth herein, violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on the Company or to which any of its operations, businesses, properties, or assets are subject.

                  (m) During the period commencing on the date hereof and ending on the Final Closing Date, the Company shall not, without prior notice to and consent of the Placement Agent: (A) issue any securities or incur any liability or obligation, primary or contingent, for borrowed money except as disclosed in the Memorandum; (B) enter into any transaction not in the ordinary course of business; (C) declare or pay any dividend on its capital stock; or (D) redeem any capital stock except as contemplated by the Memorandum.

                  (n) Neither the Company nor any of its officers, directors, or affiliates, has engaged or will engage, directly or indirectly, in any act or activity that may jeopardize the status of the offering and sale of the Securities as an exempt transaction under the Act or under all applicable federal and/or state securities or "blue sky" laws of any jurisdiction in which the Securities may be offered or sold.

                  (o) The Company (i) has paid all federal, state, local, franchise, and foreign taxes for which it is liable (except for immaterial nonpayments, if any), including, but not limited to, withholding taxes and amounts payable under Chapters 21 through 24 of the Internal Revenue Code of 1986, as amended (the "Code"), and has furnished all information returns it is required to furnish pursuant to the Code, (ii) has established adequate reserves for such taxes which are not due and payable, and (iii) does not have any material tax deficiency or claims outstanding, proposed or assessed against it.

                  (p) No transfer tax, stamp duty or other similar tax is payable by or on behalf of the Placement Agent or any Prospective Investor in connection with (i) the issuance by the Company of the Securities or the Underlying Shares, (ii) the issuance to the Placement Agent of the Placement Agent Warrants or the Warrant Shares, or (iii) the subsequent resale of the Underlying Shares or the Warrant Shares.

                  (q) Since the respective dates as of which information is given in the Memorandum, and except as described in or specifically contemplated by the Memorandum (i) the Company has not incurred any material liabilities or obligations, indirect, direct or contingent, or entered into any material verbal or written agreement or other transaction which is not in the ordinary course of business or which could reasonably be expected to result in a material reduction in the future earnings of the Company; (ii) the Company has not sustained any material loss or interference with its business or properties from fire, flood, windstorm, accident or other calamity, whether or not covered by insurance;
(iii) the Company has not paid or declared any dividends or other distributions with respect to its capital stock or redeemed any of its capital stock, and the Company is not in default in the payment of principal or interest on any outstanding debt obligations; (iv) there has not been any change in the capital stock of, or indebtedness material to, the Company (other than in the ordinary course of business); (v) the Company has not issued any securities or incurred any liability or obligation, primary or contingent, for borrowed money; and (vi) there has not been any material adverse change in the business.

                  (r) There are no claims, payments, arrangements or understandings, whether oral or written, for services in the nature of a finder's or origination fee with respect to the sale of the Notes or Warrants hereunder or any other arrangements, agreements, understandings, payments or issuance with respect to the Company or any of its officers, directors, stockholders, employees or affiliates that may affect the Placement Agent's compensation as determined by the Commission and National Association of Securities Dealers, Inc. (the "NASD").

         7.       Covenants of the Company.
                  ------------------------

                  The Company covenants that it will:

                  (a) Notify the Placement Agent immediately, and confirm such notice in writing, (i) when any event shall have occurred during the period commencing on the date hereof and ending on the Final Closing Date, as a result of which the Memorandum would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (ii) of the receipt of any notification with respect to the modification, rescission, withdrawal, or suspension of the qualification or registration of the Securities, or of an exemption from such registration or qualification, in any jurisdiction. The Company will use its best efforts to prevent the issuance of any such modification, rescission, withdrawal, or suspension and if you so request, to obtain the lifting thereof as promptly as possible.

                  (b) Not make any supplement or amendment to the Memorandum unless such supplement or amendment complies with the requirements of the Act and Regulation D and the applicable federal and/or state securities and "blue sky" laws and unless you shall have approved of such supplement or amendment in writing. If, at any time during the period commencing on the date hereof and ending on the Final Closing Date, any event shall have occurred as a result of which the Memorandum contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or if, in the opinion of counsel to the Company or counsel to the Placement Agent, it is necessary at any time to supplement or amend the Memorandum to comply with the Act, Regulation D, or any applicable securities or "blue sky" laws, the Company will, in cooperation with the Placement Agent, promptly prepare an appropriate supplement or amendment (in form and substance satisfactory to you) which will correct such statement or omission or which will effect such compliance.

                  (c) Deliver without charge to the Placement Agent such number of copies of the Memorandum and any supplement or amendment thereto as may reasonably be requested by the Placement Agent.

                  (d) Not, directly or indirectly, solicit any offer to buy from, or offer to sell to any person any Securities, except through the Placement Agent.

                  (e) Use its best efforts to qualify or register the Securities for offering and sale under, or establish an exemption from such qualification or registration under, the securities or "blue sky" laws of such jurisdictions as designated by the Placement Agent; provided, however, that the Company will not be obligated to qualify to do business as a dealer in securities in any jurisdiction in which it is not so qualified. The Company will not consummate any sale of Securities in any jurisdiction or in any manner in which such sale may not be lawfully made; in this regard the Company shall be entitled to rely on the Placement Agent's representations herein, and the representations of Prospective Investors in the Subscription Agreement and on the Blue Sky qualifications or Blue Sky filings in respect to exemptions therefrom, effected by the Placement Agent's counsel.

                  (f) At all times during the period commencing on the date hereof and ending on the Final Closing Date, provide to each Prospective Investor or his Purchaser Representative (as defined in Regulation D), if any, on request, such information (in addition to that contained in the Documents) concerning the Offering, the Company and any other relevant matters, as it possesses or can acquire without unreasonable effort or expense, and to extend to each Prospective Investor or his Purchaser Representative, if any, the opportunity to ask questions of, and receive answers from, either Tim Kilkenny, President and Chief Executive Officer of the Company, or Travis Lane, Chief Financial Officer of the Company, concerning the terms and conditions of the Offering and the business of the Company and to obtain any other additional information, to the extent it possesses the same or can acquire it without unreasonable effort or expense, as such Prospective Investor or Purchaser Representative may consider necessary in making an informed investment decision or in order to verify the accuracy of the information furnished to such Prospective Investor or Purchaser Representative, as the case may be.

                  (g) Provide to each Prospective Investor or his Purchaser Representative any information required to be delivered by Rule 502(b) of Regulation D.

                  (h) Disclose to each Prospective Investor, in writing, any material relationship between such Prospective Investor's Purchaser Representative, if any, or its affiliates, on the one hand, and the Company or its affiliates, on the other hand, which, to the knowledge of the Company, then exists or is understood to be contemplated or has existed at any time during the previous two years and any compensation received or to be received as a result of such relationship.

                  (i) Before accepting any subscription to purchase Securities from, or making any sale to, any Prospective Investor, have reasonable grounds to believe and will believe (it being understood and agreed that the Company shall be entitled to rely on the information and statements provided by the Prospective Investor in the Subscription Agreements and Investor Questionnaires) that (A) such Prospective Investor meets the suitability requirements for investing in the Securities set forth in the Memorandum, and (B) such Prospective Investor is an accredited investor (as defined in Regulation D).

                  (j) Notify you promptly of the acceptance or rejection of any subscription. The Company shall not (i) accept subscriptions from, or make sales of Securities to, any Prospective Investors who are not, to the Company's knowledge, accredited investors, or (ii) unreasonably reject any subscription for the Securities.

                  (k) File the required copies of a Notice of Sales of Securities on Form D with the Securities and Exchange Commission (the "Commission") no later than 15 days after the first sale of the Securities. The Company shall file promptly such amendments to such Notice on Form D as shall become necessary and, as requested by you, shall also comply with any filing requirement imposed by the laws of any state or jurisdiction in which offers and sales are made. The Company shall furnish you with copies of all such filings.

                  (l) Not, directly or indirectly, engage in any act or activity which may jeopardize the status of the offering and sale of the Securities as exempt transactions under the Act or under the securities or "blue sky" laws of any jurisdiction in which the Offering may be made. Without limiting the generality of the foregoing, and notwithstanding anything contained herein to the contrary, the Company shall not, directly or indirectly, engage in any offering of securities which, if integrated with the Offering in the manner prescribed by Rule 502(a) of Regulation D and applicable releases of the Commission, may jeopardize the status of the offering and sale of the Securities as exempt transactions under Regulation D.

                  (m) Apply the net proceeds from the sale of the Securities as set forth in the Memorandum.

                  (n) Not, during the period commencing on the date hereof and ending on the Final Closing Date, issue any press release or other communication, or hold any press conference with respect to the Company, its financial condition, results of operations, business, properties, assets, or liabilities, or the Offering, without your prior written consent, except as required by applicable securities laws.

                  (o) Undertake to cause the registration of the Common Stock underlying the Notes and the Warrant Shares in accordance with its obligations under the Memorandum and the Placement Agent Warrant Agreement.

         8.       Payment of Expenses.
                  -------------------

                  In addition to amounts payable to the Placement Agent pursuant to Section 5, the Company agrees to reimburse the Placement Agent for all actual out-of-pocket expenses incurred by it in connection with the Offering, including, but not limited to, legal fees, "road show" expenses and fees of outside experts. Such expenses shall be reimbursed upon presentation to the Company of appropriate documentation with respect thereto. The Company also hereby agrees to pay all fees, charges, and expenses incident to the performance by the Company of its obligations hereunder, including, without limitation, (i) the fees and expenses of accountants and counsel for the Company, (ii) all costs and expenses incurred in connection with the preparation, duplication, printing, filing, delivery and mailing (including the payment of postage with respect thereto) of the Document and any amendments and supplements thereto and the duplication, mailing (including the payment of postage with respect thereto) and delivery of this Agreement, and any related documents, including the cost of all copies thereof, (iii) the printing, engraving, issuance and delivery of the certificates representing the Common Stock, (iv) any registration or qualification of the Common Stock under state or foreign securities or "Blue Sky" laws and determination of the status of such securities under legal investment laws, and reasonable disbursements and fees of counsel in connection therewith, (v) costs and expenses incurred by the Company in connection with any "road show," information meetings and presentations, bound volumes and "tombstone" advertisement expenses, (vi) experts, (vii) fees and expenses of the transfer agent and registrar, (viii) filing fees payable to the SEC or NASD, if any, (ix) issue and transfer taxes, if any, and (x) all fees and expenses incurred in connection with the listing of the Warrant Shares on the NASDAQ or any other exchange on which the Common Stock may subsequently be listed.

         9.       Conditions of Placement Agent's Obligations.
                  -------------------------------------------

                  The obligations of the Placement Agent pursuant to this Agreement shall be subject, in its discretion, to the continuing accuracy of the representations and warranties of the Company contained herein and in each certificate and document contemplated under this Agreement to be delivered to the Placement Agent, as of the date hereof and as of each Closing Date, with respect to the performance by the Company of its obligations hereunder, and to the following conditions:

                  (a) At each Closing, the Placement Agent shall have received the favorable opinion of counsel for the Company, dated each Closing Date, addressed to the Placement Agent, satisfactory to counsel for the Placement Agent, in the form attached hereto as Exhibit 2.

                  (b) On or prior to the Initial Closing Date the Placement Agent shall have been furnished such information, documents, certificates, and opinions as it may reasonably require for the purpose of enabling it to review the matters referred to in Section 9(a), and in order to evidence the accuracy, completeness, or satisfaction of any of the representations, warranties, covenants, agreements, or conditions herein contained, or as it may otherwise reasonably request.

                  (c) At each Closing, the Placement Agent shall have received a certificate of the chief executive officer and of the chief financial officer of the Company, dated the applicable Closing Date to the effect that, as of the date of this Agreement and as of the applicable Closing Date the representations and warranties of the Company contained herein were and are accurate, and that as of the Closing Date the obligations to be performed by the Company hereunder on or prior thereto have been fully performed.

                  (d) All proceedings taken in connection with the issuance, sale, and delivery of the Securities shall be satisfactory in form and substance to the Placement Agent and your counsel.

                  (e) There shall not have occurred after the date hereof, at any time prior to each Closing: (A) any domestic or international event, act, or occurrence which has materially disrupted, or in your opinion will in the immediate future materially disrupt the securities markets; (B) a general suspension of, or a general limitation on prices for, trading in securities on the New York Stock Exchange; (C) any banking moratorium declared by a state or federal authority; (D) any material interruption in the mail service or other means of communication within the United States; (E) any material adverse change in the business, properties, assets, results of operations, or financial condition of the Company; or (F) any material change in the market for securities in general or in political, financial, or economic conditions which, in your judgment, makes it inadvisable to proceed with the offering, sale, and delivery of the Securities.

         Any certificate or other document signed by any officer of the Company and delivered to you or to your counsel at a Closing shall be deemed a representation and warranty by the Company hereunder as to the statements made therein. If any condition to your obligations hereunder has not been fulfilled as and when required to be so fulfilled, you may terminate this Agreement or, if you so elect, in writing waive any such conditions which have not been fulfilled or extend the time for their fulfillment. In the event that you elect to terminate this Agreement, you shall notify the Company of such election in writing. Upon such termination, neither party shall have any further liability or obligation to the other except as provided in Section 11 hereof.

10.      Termination.
         -----------

         The agency created hereby shall remain in effect until terminated by the terms of this Section 10. If $700,000 of subscriptions for the Offering are not received and accepted by the Company pursuant to the terms of the Offering on or before November 30, 2000 (the "Initial Expiration Date"), the Company and the Placement Agent may extend the offering for up to one additional 30 day period to December 31, 2000. During such extension the Company may continue to extend the offering or terminate the agency created hereby upon ten days' prior written notice to the Placement Agent. The Placement Agent shall have the right to terminate the Agreement by giving ten days notice to the Company at anytime after the Initial Expiration Date and prior to the Final Expiration Date if the Company shall have failed to satisfy any condition set forth in Section 9 of this Agreement. Regardless of which party elects to terminate, the Company agrees to pay and bear the expenses and fees to be paid and borne by the Company as provided for in Section 8 above and to reimburse the Placement Agent for the full amount of its actual out-of-pocket expenses as provided in Section 8 above, and the provisions of Section 11 shall remain in full force and effect following termination of this Agreement.

11.      Indemnification and Contribution.
         --------------------------------

                  (a) The Company agrees to indemnify and hold harmless the Placement Agent, its officers, directors, partners, employees, agents, and counsel, and each person, if any, who controls the Placement Agent within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and similar state laws and statutes, against any and all loss, liability, claim, damage, and expense whatsoever (which shall include, for all purposes of this Section 11, but not be limited to, attorneys' fees and any and all expense whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation) as and when incurred arising out of, based upon, or in connection with (i) any untrue statement or alleged untrue statement of a material fact contained in the Documents or in any document delivered or written statement or other communication (written or verbal) made pursuant to Section 7(b) or 7(f), in any application or other document or communication (it being understood that neither the Company nor any officer, director or employee shall provide any information to any Prospective Investor which is not contained in the Documents) (in this Section 11 collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to register or qualify the Shares under the "blue sky" or securities laws thereof or in order to secure an exemption from such registration or qualification or filed with the Commission; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company as stated in Section 11(b) with respect to the Placement Agent expressly for inclusion in the Memorandum or in any application, as the case may be; or (ii) any breach of any representation, warranty, covenant, or agreement of the Company contained in this Agreement; or (iii) except as provided in Section 11(b) below, any violation by the Company of any federal or state securities law, provided that counsel to the Placement Agent will not be entitled to indemnification for claims relating to matters in clause (iii). The foregoing agreement to indemnify shall be in addition to any liability the Company may otherwise have, including liabilities arising under this Agreement and pursuant to that certain letter agreement dated September 17, 1999 as amended on April 20, 2000 between the Company and the Placement Agent.

                  (b) The Placement Agent agrees to indemnify and hold harmless the Company, its officers, directors, employees, agents, and counsel, and each other person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Placement Agent in Section 11(a), with respect to any and all loss, liability, claim, damage, and expense whatsoever (which shall include, for all purposes of this Section 11(b), but not be limited to, attorneys' fees and any and all expense whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation) as and when incurred arising out of, based upon, or in connection with (i) statements or omissions, if any, made in the Memorandum in reliance upon and in conformity with written information furnished to the Company with respect to the Placement Agent expressly for inclusion in the Memorandum, and (ii) the failure of the Placement Agent without fault to the Company to comply with the provisions of Section 2(c) hereof or with the "blue sky" or securities laws of the jurisdictions in which the Placement Agent solicits offers to buy or offers to sell any Shares or (iii) any breach of any representation, warranty, covenant or agreement of the Placement Agent contained in this Agreement; provided that the Placement Agent shall not be liable under this section for amounts in excess of the total fees paid to the Placement Agent hereunder. The foregoing agreement to indemnify shall be in addition to any liability the Placement Agent may otherwise have, including liabilities arising under this Agreement. If any action shall be brought against the Company or any other person so indemnified in respect of which indemnity may be sought against the Placement Agent pursuant to this Section 11(b), the Placement Agent shall have the rights and duties given to the indemnifying party, and the Company and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of Section 11(c) hereof.

                  (c) If any action is brought against the Placement Agent or the Company or any of their respective officers, directors, partners, employees, agent, or counsel, or any controlling persons of the Placement Agent or the Company (each an "indemnified party"), in respect of which indemnify may be sought against the Company or the Placement Agent pursuant to Sections 11(a) and 11(b) hereof, as the case may be, such indemnified party or parties shall promptly notify the Company or the Placement Agent (each an "indemnifying party"), as the case may be, in writing of the institution of such action (but the failure so to notify shall not relieve the indemnifying party from any liability it may have other than pursuant to this Section 11(c)) and the indemnifying party shall promptly assume the defense of such action, including the employment of counsel (reasonably satisfactory to such indemnified party or parties) and payment of expenses. Such indemnified party shall have the right to employ its own counsel in any such case, but the fees and expense of such counsel shall be at the expense of such indemnified party unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action or the indemnifying party shall not have promptly employed counsel satisfactory to such indemnified party or parties to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be one or more legal defenses available to it or them or to other indemnified parties which are different from or additional to those available to one or more of the indemnifying parties, in any of which events such fees and expenses of one such counsel shall be borne by the indemnifying party and the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties. Anything in this paragraph to the contrary notwithstanding, the indemnifying party shall not be liable for any settlement of any such claim or action effected without its written consent.

                  (d) To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 11(a) or
Section 11(b) but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such case, or
(ii) any indemnified or indemnifying party seeks contribution under the Act, the Exchange Act, or otherwise, then the Company (including for this purpose any contribution made by or on behalf of any officer, director, employee, agent, or counsel of the Company, or any controlling person of the Company), on the one hand, and the Placement Agent (including for this purpose any contribution by or on behalf of an indemnified party), on the other hand, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, in such proportions as are appropriate to reflect the relative benefits received by the Company, on the one hand, and the Placement Agent, on the other hand; provided, however, that if applicable law does not permit such allocation, then other relevant equitable considerations such as the relative fault of the Company and the Placement Agent in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses shall also be considered. The relative benefits received by the Company, on the one hand, and the Placement Agent, on the other hand, shall be deemed to be in the same proportion as (x) the total proceeds from the Offering (net of compensation payable to the Placement Agent pursuant to Section 5(a) hereof but before deducting expenses) received by the Company, and (y) the compensation received by the Placement Agent pursuant to Section 5(a) hereof.

                  The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission, shall be determined by, among other things, whether such statement, alleged statement, omission, or alleged omission relates to information supplied by the Company or by the Placement Agent, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission. The Company and the Placement Agent agree that it would be unjust and inequitable if the respective obligations of the Company and the Placement Agent for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages, and expenses or by any other method of allocation that does not reflect the equitable considerations referred to in this Section 11(d). In no case shall the Placement Agent by responsible for a portion of the contribution obligation in excess of the compensation received by it pursuant to Section 5(a) hereof. No person guilty of a fraudulent misrepresentation shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 11(d), each person, if any, who controls the Placement Agent within the meaning of Section 15 of the Act or
Section 20(a) of the Exchange Act and each officer, director, partners, employee, agent, and counsel of the Placement Agent, shall have the same rights to contribution as the Placement Agent, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and each officer, director, employee, agent, and counsel of the Company, shall have the same rights to contribution as the Company, subject in each case to the provisions of this Section 11(c). Anything in this Section 11(d) to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 11(d) is intended to supersede any right to contribution under the Act, the Exchange Act, or otherwise.

         12.      Representations and Agreements to Survive Delivery.
                  --------------------------------------------------

                  All representations, warranties, covenants, and agreements contained in this Agreement shall be deemed to be representations, warranties, covenants, and agreements at each Closing Date and, such representations, warranties, covenants, and agreements, including the indemnification and contribution agreements contained in Section 11, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Placement Agent or any indemnified person, or by or on behalf of the Company or any person or entity which is entitled to be indemnified under Section 11(b), and shall survive termination of this Agreement or the issuance, sale, and delivery of the Common Shares.

         13.      Notices.
                  -------

                  All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to the Placement Agent, shall be mailed, delivered, or telexed or telegraphed and confirmed by letter, to National Securities Corporation, 1001 Fourth Avenue, Suite 2200, Seattle, WA 98154, Attention: President, with a copy to (which copy shall not be considered notice) Mr. Arthur Don, D'Ancona & Pflaum LLC, 111 East Wacker Drive, Suite 2800, Chicago, Illinois 60601-4205; or if sent to the Company, shall be mailed, delivered or telexed or telegraphed and confirmed by letter, to FullNet Communications, Inc. 200 North Harvery, Suite 1704, Oklahoma City, Oklahoma 73102, with a copy to (which copy shall not be considered notice) Ms. Jeanette Timmons, Day, Edwards, Propester & Christensen, P.C., 210 Park Avenue, Suite 2900, Oklahoma City, Oklahoma 73102. All notices hereunder shall be effective upon receipt by the party to which it is addressed.

         14.      Parties.
                  -------

                  This Agreement shall inure solely to the benefit of, and shall be binding upon, the Placement Agent and the Company and the persons and entities referred to in Section 11 who are entitled to indemnification or contribution, and their respective successors, legal representatives, and assigns (which shall not include any purchaser, as such, of Securities and no other person shall have or be construed to have any legal or equitable right remedy, or claim under or in respect of or by virtue of this Agreement or any provision herein contained; provided, however, that each purchaser of the Securities shall be deemed a third party beneficiary of the representations, warranties, covenants and agreements of the Company set forth in Sections 6, 7 and 8 of this Agreement.

         15.      Construction.
                  ------------

                  This Agreement shall be construed in accordance with the laws of the State of Washington, without giving effect to conflict of laws.

         16.      Counterparts.
                  ------------

                  This Agreement may be executed in counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

         If the foregoing correctly sets forth the understanding between us, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.


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                                       17

                                                    Very truly yours,

                                                    FullNet Communications, Inc.

                                                    By:_________________________
                                                    Name:
                                                    Title:
                                                    Date:

Accepted as of the date first above written:

NATIONAL SECURITIES CORPORATION


By:___________________________
Name:  Steven A. Rothstein
Title:  Chairman









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